                                                                   EXHIBIT 10.11

                          EMPLOYEE MATTERS AGREEMENT

                                    BETWEEN

                                SERACARE, INC.

                                      AND

                         SERACARE LIFE SCIENCES, INC.

                                 JUNE 10, 2001

                               TABLE OF CONTENTS

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                                                      ARTICLE I

                                                     DEFINITIONS


                                                     ARTICLE II

                                                 GENERAL PRINCIPLES

Section 2.1     Liabilities.................................................................................    4
Section 2.2     Establishment of Life Sciences Plans........................................................    4
Section 2.3     Life Sciences Under No Obligation To Maintain Plans.........................................    4
Section 2.4     Life Sciences's Participation In SeraCare Plans.............................................    5
Section 2.5     Terms Of Participation By Life Sciences Employees In Life Sciences Plans....................    5

                                                     ARTICLE III

                                              DEFINED CONTRIBUTION PLAN

Section 3.1     401(k) Plan..................................................................................   6

                                                      ARTICLE IV

                                               HEALTH AND WELFARE PLANS

Section 4.1     Health Plans As Of The Distribution Date.....................................................   6
Section 4.2     Health Plans Through The Distribution Date...................................................   7
Section 4.3     Group Life Plan..............................................................................   7
Section 4.4     COBRA........................................................................................   7
Section 4.5     Workers' Compensation Plan...................................................................   8
Section 4.6     Severance....................................................................................   8
Section 4.7     Vacation.....................................................................................   8

                                                      ARTICLE V

                                              ADMINISTRATIVE PROVISIONS

Section 5.1     Sharing Of Participant Information...........................................................   8
Section 5.2     Costs And Expenses...........................................................................   8
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                               TABLE OF CONTENTS
                                  (continued)

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                                                    ARTICLE VI

                                            EMPLOYMENT-RELATED MATTERS

Section 6.1     Employment Of Employees With United States Work Visas......................................    8
Section 6.2     Employment Litigation; Claims..............................................................    9
Section 6.3     Employment Terminations....................................................................    9

                                                    ARTICLE VII

                                             MISCELLANEOUS PROVISIONS

Section 7.1     Limitation of Liability....................................................................    9
Section 7.2     Effect If Separation And/Or Distribution Does Not Occur....................................    9
Section 7.3     Relationship Of Parties....................................................................    9
Section 7.4     Entire Agreement...........................................................................    9
Section 7.5     Dispute Resolution.........................................................................   10
Section 7.6     Governing Law..............................................................................   10
Section 7.7     Notices....................................................................................   10
Section 7.8     Counterparts...............................................................................   10
Section 7.9     Binding Effect; Assignment.................................................................   10
Section 7.10    Severability...............................................................................   11
Section 7.11    Waiver of Breach...........................................................................   11
Section 7.12    Authority..................................................................................   11
Section 7.13    Descriptive Headings.......................................................................   11
Section 7.14    Gender and Number..........................................................................   11
Section 7.15    Additional Assurances......................................................................   11
Section 7.16    Amendment..................................................................................   11
Section 7.17    Force Majeure..............................................................................   12
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                                      ii

                          EMPLOYEE MATTERS AGREEMENT

          This Employee Matters Agreement (the "Agreement") is entered into as of June 10, 2001, between SeraCare, Inc., a Delaware corporation ("SeraCare"), and SeraCare Life Sciences, Inc., a California corporation ("Life Sciences"). SeraCare and Life Sciences are sometimes referred to herein individually as a "party" or collectively as the "parties."

          WHEREAS, the Board of Directors of SeraCare has determined that it is in the best interests of SeraCare and its shareholders to separate SeraCare's existing business into two independent businesses, the SeraCare Business and the Life Sciences Business; and

          WHEREAS, in furtherance of the foregoing, SeraCare and Life Sciences have agreed to enter into this Agreement to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans, programs and arrangements, and certain employment matters.

          NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1  401(k) Plan.  "401(k) Plan," when immediately preceded by
                       -----------
"SeraCare" means the tax-qualified profit sharing plan of SeraCare, which contains a Code Section 401(k) feature. When immediately preceded by Life Sciences, "401(k) Plan" shall mean the tax-qualified profit sharing plan, which contains a Code Section 401(k) feature, that Life Sciences shall establish, sponsor, and maintain.

          Section 1.2  Affiliate.  "Affiliate" means, with respect to any
                       ---------
specified Person, any entity that Controls, is Controlled by, or is under common Control with such Person. For this purpose, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by control, or otherwise.

          Section 1.3  Ancillary Agreements.  "Ancillary Agreements" has the
                       --------------------
meaning set forth in Section 2.1 of the Separation Agreement.

          Section 1.4  COBRA.  "COBRA" means the continuation coverage
                       -----
requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

     Section 1.5  Code.  "Code" means the Internal Revenue Code of 1986, as
                  ----
amended from time to time.

     Section 1.6  Covered Employees.  "Covered Employees" has the meaning set
                  -----------------
forth in Section 4.1(d) of this Agreement.

     Section 1.7  Disputes.  "Disputes" has the meaning set forth in Section
                  --------
7.6 of the Separation Agreement.

     Section 1.8  Distribution.  "Distribution" has the meaning set forth in the
                  ------------
Recitals of the Separation Agreement.

     Section 1.9  Distribution Date. "Distribution Date" has the meaning set
                  -----------------
forth in Section 3.2(a) of the Separation Agreement.

     Section 1.10 ERISA.  "ERISA" means the Employee Retirement Income Security
                  -----
Act of 1974, as amended from time to time.

     Section 1.11 Health And Welfare Plans.  "Health and Welfare Plans," when
                  ------------------------
immediately preceded by "SeraCare," means the SeraCare Health Plans, the SeraCare Code Section 125/Flexible Spending Plan (the "SeraCare 125 Plan"), established and maintained by SeraCare for the benefit of eligible employees of SeraCare and its Subsidiaries, and such other Welfare Plans as may apply to such employees through the Distribution Date. When immediately preceded by "Life Sciences," Health and Welfare Plans means the Life Sciences Health Plans, the Life Sciences Code Section 125/Flexible Spending Plan (if applicable) (the "Life Sciences 125 Plan"), established and maintained by Life Sciences for the benefit of eligible employees of Life Sciences and its Subsidiaries, and such other Welfare Plans that Life Sciences may establish.

     Section 1.12 Health Plans.  "Health Plans," when immediately preceded by
                  ------------
"SeraCare," means the medical and dental Plans and any similar or successor Plans established and maintained by SeraCare for the benefit of eligible employees of SeraCare and its Subsidiaries. When immediately preceded by "Life Sciences," "Health Plans" means the medical and dental Plans and any similar or successor Plans that shall be established and maintained by Life Sciences for the benefit of eligible employees of Life Sciences and its Subsidiaries.

     Section 1.13 Liabilities. "Liabilities" has the meaning set forth in
                  -----------
Section 9.27 of the Separation Agreement.

     Section 1.14 Life Sciences Business. "Life Sciences Business" has the
                  ----------------------
meaning set forth in Section 9.29 of the Separation Agreement.

     Section 1.15 Life Sciences Employee.  "Life Sciences Employee" means an
                  ----------------------
individual who is: (a) on and immediately after the Separation Date actively employed by, or on leave of absence from, Life Sciences; (b) an employee or among a group of employees designated prior to the Distribution Date as Life Sciences Employees by SeraCare and Life Sciences, by mutual agreement; (c) an employee of SeraCare or Life Sciences who, prior to the Distribution Date, is on, or begins, a company approved leave of absence, provided such employment related to the Life Sciences Business, until the earliest of (i) the employee's termination of employment, (ii) the passage of six months as measured from the employee's last day of active work, or (iii) the employee is medically released to return to work; or (d) any employee hired by Life Sciences after the Separation Date. The term Life Sciences Employee, to the extent used herein relating to periods prior to the Separation Date, means an individual whose employment relates to the Life Sciences Business.

     Section 1.16 Participating Company.  "Participating Company" means: (a)
                  ---------------------
SeraCare; (b) any Person (other than an individual) that SeraCare has approved for participation in, has accepted participation in, and which is participating in, a Plan sponsored by SeraCare; and (c) any Person (other than an individual) which, by the terms of a Plan sponsored by SeraCare, participates in such Plan or any employees of which, by the terms of a Plan sponsored by SeraCare, participate in or are covered by such Plan.

     Section 1.17 Person.  "Person" has the meaning set forth in Section 9.38 of
                  ------
the Separation Agreement.

     Section 1.18 Plan.  "Plan" means any plan (including any of the health and
                  ----
welfare plans), policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees, directors or consultants of SeraCare or Life Sciences.

     Section 1.19 Separation.  "Separation" has the meaning set forth in the
                  ----------
Recitals of the Separation Agreement.

     Section 1.20 Separation Agreement.  "Separation Agreement" means the Master
                  --------------------
Separation and Distribution Agreement dated June 10, 2001 between the parties, to which this Agreement is attached as Exhibit E.

     Section 1.21 Separation Date. "Separation Date" has the meaning set forth
                  ---------------
in Section 1.1 of the Separation Agreement.

     Section 1.22 Separation Date Workers' Compensation Plan.  "Separation Date
                  ------------------------------------------
Workers' Compensation Plan" has the meaning set forth in Section 4.5 of this Agreement.

     Section 1.23 SeraCare Business.  "SeraCare Business" has the meaning set
                  -----------------
forth in Section 9.45 of the Separation Agreement.

     Section 1.24 SeraCare Employee. "SeraCare Employee" means an individual who
                  -----------------
is: (a) on and immediately after the Separation Date actively employed by, or on leave of absence from, SeraCare; (b) an employee or among a group of employees designated prior to the Distribution Date as SeraCare Employees by SeraCare and Life Sciences, by mutual agreement; (c) an employee of SeraCare or Life Sciences who, prior to the Distribution Date, is on, or begins, a company approved leave of absence, provided such employment related to the SeraCare Business, until the earliest of (i) the employee's termination of employment, (ii) the passage of six months as measured from the employee's last day of active work, or (iii) the employee is medically released to return to work; or (d) any employee hired by SeraCare after the Separation Date. The term SeraCare Employee, to the extent used herein relating to periods prior to the Separation Date, means an individual whose employment relates to the SeraCare Business.

     Section 1.25 Subsidiary.  "Subsidiary" has the meaning set forth in Section
                  ----------
9.51 of the Separation Agreement.

     Section 1.26 Welfare Plan. "Welfare Plan" has the meaning given to such
                  ------------
term in Section 3(1) of ERISA.

                                  ARTICLE II
                              GENERAL PRINCIPLES

     Section 2.1  Liabilities. Except as specified otherwise in this Agreement
                  -----------
or as mutually agreed upon by Life Sciences and SeraCare, any Liability incurred with respect to SeraCare Plans by Life Sciences as a Participating Company up to the Distribution Date shall be borne solely by Life Sciences, and any Liability incurred with respect to Life Sciences Plans, as then, or in the future, may be established, will be borne solely by Life Sciences.

     Section 2.2  Establishment of Life Sciences Plans.
                  ------------------------------------

     (a)  Health and Welfare Plans.  As of or prior to the Distribution Date (or
          ------------------------
such other date(s) as SeraCare and Life Sciences may mutually agree), Life Sciences shall have established Life Sciences Health and Welfare Plans that will provide coverage for Life Sciences Employees (and their eligible dependents).

     (b)  401(k) Plan. As of or prior to the Distribution Date (or such other
          -----------
date as SeraCare and Life Sciences may mutually agree), Life Sciences shall establish, or cause to be established, a separate trust, which is intended to be tax-qualified under Code Section 401(a), to be exempt from taxation under Code
Section 501(a)(1), and to form the Life Sciences 401(k) Plan.

     (c)  Other Plans.  Except as otherwise specified in this Agreement, on and
          -----------
after the Distribution Date, Life Sciences shall adopt such Life Sciences Plans as it deems appropriate.

     (d)  No Breach. Notwithstanding clauses (a) and (b) above, Life Sciences
          ---------
shall not be in breach of this Agreement if it does not adopt the Life Sciences Health and Welfare Plans and/or the Life Sciences 401(k) Plan (and/or related trust) until after the Distribution Date; provided that Life Sciences shall have made reasonable efforts to establish such plans on or before the Distribution Date but such plans could not be timely implemented due to circumstances beyond Life Sciences control.

     Section 2.3  Life Sciences Under No Obligation To Maintain Plans.  Except
                  ---------------------------------------------------
as specified otherwise in this Agreement, nothing in this Agreement shall preclude Life Sciences, at any time after the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Life Sciences Plan, any benefit under any Life Sciences Plan or any trust, insurance policy or funding vehicle related to any Life

Sciences Plans, or any employment or other service arrangement with Life Sciences Employees, consultants or vendors (to the extent permitted by law and the terms of such Life Sciences Plan or arrangement).

     Section 2.4  Life Sciences's Participation In SeraCare Plans.
                  -----------------------------------------------

     (a)  Participation In SeraCare Plans. To the extent that Life Sciences is a
          -------------------------------
Participating Company in any SeraCare Plan as of the date hereof, except as specified otherwise in this Agreement or as SeraCare and Life Sciences may mutually agree, Life Sciences shall continue to be a Participating Company in such SeraCare Plan until the Distribution Date.

     (b)  SeraCare's General Obligations As Plan Sponsor. To the extent that
          ----------------------------------------------
Life Sciences is a Participating Company in any SeraCare Plan, SeraCare shall continue to administer, or cause to be administered, in accordance with its terms and applicable law, such SeraCare Plan, and shall have the sole and absolute discretion and authority to interpret the SeraCare Plan, as set forth therein. Notwithstanding the foregoing, SeraCare may at any time amend, merge, modify, terminate, eliminate, reduce, or otherwise alter any SeraCare Plan to the extent permitted by law and the terms of such SeraCare Plan; provided, however, that SeraCare shall not amend, modify, or otherwise alter any SeraCare Plan in any manner not required by law that would materially increase Life Sciences' obligations under such Plan without Life Sciences' prior agreement (which shall not be unreasonably withheld).

     (c)  Life Sciences' General Obligations As Participating Company.  Life
          -----------------------------------------------------------
Sciences shall perform, with respect to its participation in the SeraCare Plans, the duties of a Participating Company as set forth in each such Plan or any reasonable procedures adopted pursuant thereto, including (without limitation):
(i) assistance in the administration of claims, to the extent requested by the claims administrator of the applicable SeraCare Plan; (ii) reasonable cooperation with SeraCare Plan auditors, benefit personnel and benefit vendors;
(iii) reasonable preservation of the confidentiality of all financial arrangements SeraCare has or may have with any vendors, claims administrators, trustees, service providers or any other entity or individual with whom SeraCare has entered into an agreement relating to the SeraCare Plans; and (iv) preservation of the confidentiality of participant information (including, without limitation, health information in relation to leaves of absence) to the extent not specified otherwise in this Agreement or required by law.

     (d)  Termination of Participating Company Status.  Effective as of the
          -------------------------------------------
Distribution Date, Life Sciences shall automatically cease to be a Participating Company in any and all SeraCare Plans.

     Section 2.5  Terms Of Participation By Life Sciences Employees In Life
                  ---------------------------------------------------------
Sciences Plans.
--------------

     (a)  Non-Duplication Of Benefits.  Effective as of the Distribution Date,
          ---------------------------
SeraCare and Life Sciences shall agree on such additional methods and procedures (if any), including amending the respective Plan documents, as may be necessary or advisable to prevent Life Sciences Employees from receiving duplicate benefits from the SeraCare Plans and the Life Sciences Plans.

     (b)  Service Credit. With respect to Life Sciences Employees, Life Sciences
          --------------
shall provide that all eligibility and vesting service that, as of the Distribution Date, were recognized under the corresponding SeraCare Plan shall, as of the Distribution Date, receive full recognition and credit and be taken into account under such Life Sciences Plan to the same extent as if such items occurred under such Life Sciences Plan, except to the extent that duplication of benefits would result.

                                  ARTICLE III
                           DEFINED CONTRIBUTION PLAN

     Section 3.1  401(k) Plan.
                  -----------

     (a)  401(k) Plan: Assumption Of Liabilities And Transfer Of Assets.
          -------------------------------------------------------------
Effective as of or as soon as administratively practicable after the establishment of a Life Sciences 401(k) Plan: (i) immediately upon satisfaction of clause (ii) below, the Life Sciences 401(k) Plan shall assume and be solely responsible for all Liabilities relating to, arising out of, or resulting from Life Sciences Employees under the SeraCare 401(k) Plan; and (ii) SeraCare shall cause the accounts of the Life Sciences Employees under the SeraCare 401(k) Plan that are held by its related trust to be transferred to the Life Sciences 401(k) Plan and its related trust, and Life Sciences shall cause such transferred accounts to be accepted by such Plan and its related trust.

     (b)  No Distribution To Life Sciences Employees. Subject to compliance with
          ------------------------------------------
applicable law and the terms of the SeraCare 401(k) Plan, the SeraCare 401(k) Plan and the Life Sciences 401(k) Plan shall provide that no distribution of account balances shall be made to any Life Sciences Employee on account of Life Sciences ceasing to be an Affiliate of SeraCare as of the Distribution Date.

     (c)  Matching Contributions.  Any matching contributions due after the date
          ----------------------
hereof on behalf of any Life Sciences Employee to either the SeraCare 401(k) Plan or the Life Sciences 401(k) Plan shall be the sole responsibility of Life Sciences. Any matching contributions due after the date hereof on behalf of any SeraCare Employee to the SeraCare 401(k) Plan shall be the sole responsibility of SeraCare.

                                  ARTICLE IV
                           HEALTH AND WELFARE PLANS

     Section 4.1  Health Plans As Of The Distribution Date.
                  ----------------------------------------

     (a)  Life Sciences Health Plans. Effective as of the Distribution Date,
          --------------------------
Life Sciences Employees shall cease to be covered under the SeraCare Health Plans (except to the extent that claims relate to the period for which there was such coverage), and Life Sciences shall be solely responsible for (i) all Liabilities incurred with respect to the Life Sciences Health Plans; and (ii) the administration of the Life Sciences Health Plans, including, without limitation, the payment of all employer-related costs in establishing and maintaining the Life Sciences Health Plans, and for the collection and remittance of employee premiums from such date forward.

     (b)  Vendor Arrangements. If requested by Life Sciences and if agreed to by
          -------------------
SeraCare, SeraCare shall use reasonable efforts in assisting Life Sciences to procure, effective as of the Distribution Date (or such other date(s) as SeraCare and Life Sciences may mutually agree), Life Sciences Health Plans.

     (c)  No Status Change. Subject to compliance with applicable law and the
          ----------------
terms of the SeraCare Plans and/or the Life Sciences Plans, the transfer or other movement of employment between SeraCare to Life Sciences at any time upon or before the Distribution Date shall neither constitute nor be treated as a "status change" or termination of employment under the SeraCare Health Plans or the Life Sciences Health Plans.

     (d)  Reimbursement Accounts. This Section 4.1(d) shall apply with respect
          ----------------------
to any Life Sciences Employees ("Covered Employees") who, immediately prior to the Distribution Date, participated in any flexible spending account feature (medical or dental reimbursement and/or dependent care assistance) under the SeraCare 125 Plan. Effective as of or prior to the Distribution Date, Life Sciences shall establish the Life Sciences 125 Plan. The Life Sciences 125 Plan shall contain a flexible spending account feature substantially similar to the flexible spending account feature under the SeraCare 125 Plan. On or as soon as administratively practicable after the effective date of the Life Sciences 125 Plan, SeraCare shall cause an amount equal to any and all contributions made by Covered Employees to the flexible spending account feature under the SeraCare 125 Plan which have not be applied towards covered expenses under the SeraCare 125 Plan to be paid in cash in a single lump sum to Life Sciences and, thereupon, the Covered Employees' flexible spending account claims shall be assumed by the Life Sciences 125 Plan and SeraCare shall have no further liability with respect thereto. Life Sciences and SeraCare each agree to use their reasonable best efforts to accomplish such transfer.

     Section 4.2  Health Plans Through The Distribution Date. Except as
                  ------------------------------------------
otherwise agreed by SeraCare and Life Sciences, for the period beginning with the Separation Date and ending on the Distribution Date (or such other period as SeraCare and Life Sciences may mutually agree), Life Sciences Employees shall continue to participate in the SeraCare Health Plans to the extent they currently participate in such Plans. SeraCare shall administer and be responsible for claims incurred under the SeraCare Health Plans by Life Sciences Employees until the Distribution Date.

     Section 4.3  Group Life Plan.  Life Sciences shall, until the Distribution
                  ---------------
Date (or such other date as SeraCare and Life Sciences may mutually agree), continue to be a Participating Company in any SeraCare group life insurance plan or arrangement.

     Section 4.4  COBRA.  SeraCare shall be responsible for providing COBRA
                  -----
continuation coverage (for the applicable period of time as required by law) to Life Sciences Employees and their eligible dependents who become eligible for such coverage prior to the Distribution Date. Effective as of the Distribution Date, Life Sciences shall be responsible for providing COBRA continuation coverage to Life Sciences Employees and their eligible dependents who become eligible for such coverage on and following the Distribution Date.

     Section 4.5  Workers' Compensation Plan.  Effective as of the Separation
                  --------------------------
Date, or such other date as SeraCare and Life Sciences may mutually agree, SeraCare shall establish at

Life Sciences' expense a workers' compensation plan for the benefit of Life Sciences Employees (the "Separation Date Workers' Compensation Plan"). Effective as of the Distribution Date, Life Sciences shall establish, terminate or renegotiate the terms of the Separation Date Workers' Compensation Plan. Any Liabilities that accrue under the Separation Date Workers' Compensation Plan shall be Liabilities of Life Sciences.

     Section 4.6  Severance.  SeraCare and Life Sciences agree that individuals
                  ---------
who, on or prior to the Separation Date, in connection with the Separation, cease to be SeraCare Employees and become Life Sciences Employees shall not be deemed to have experienced a termination or severance of employment from SeraCare and its Subsidiaries for purposes of any SeraCare Plan that provides for the payment of severance, salary continuation or similar benefits. Life Sciences shall assume and be solely responsible for all Liabilities of SeraCare in connection with claims made by or on behalf of Life Sciences Employees in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination of any such person's employment on or after the date hereof.

     Section 4.7  Vacation.  SeraCare and Life Sciences agree that all accrued
                  --------
vacation for Life Sciences Employees shall be Life Sciences' obligation.

                                   ARTICLE V
                           ADMINISTRATIVE PROVISIONS

     Section 5.1  Sharing Of Participant Information. SeraCare and Life Sciences
                  ----------------------------------
shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the SeraCare Plans and the Life Sciences Plans during the respective periods applicable to such Plans as Life Sciences and SeraCare may mutually agree. SeraCare and Life Sciences and their respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party or its agents, to the extent necessary or appropriate for such administration.

     Section 5.2  Costs And Expenses.  Each of SeraCare and Life Sciences shall
                  ------------------
bear all of its own costs and expenses, including but not limited to legal and actuarial fees, in the design, drafting and implementation of any and all plans and compensation structures which it establishes or creates and the amendment of its existing plans or compensation structures.

                                  ARTICLE VI
                          EMPLOYMENT-RELATED MATTERS

     Section 6.1  Employment Of Employees With United States Work Visas.  Life
                  -----------------------------------------------------
Sciences Employees with U.S. work visas authorizing them to work for SeraCare will continue to hold work authorization for SeraCare after the Separation Date. Life Sciences will request amendments to the nonimmigrant visa status of Life Sciences Employees with U.S. work visas authorizing them to work for SeraCare so that such employees may, pursuant to the amended work visas, provide services to Life Sciences. SeraCare shall take all such actions as Life Sciences may reasonably request to help effect such amendments.

     Section 6.2  Employment Litigation; Claims.  Life Sciences shall have sole
                  -----------------------------
responsibility for all employment-related claims regarding Life Sciences Employees whenever arising that arise out of facts, acts or omissions relating to, arising out of, or resulting from their employment with Life Sciences. SeraCare shall have sole responsibility for all employment-related claims by or regarding SeraCare Employees.

     Section 6.3  Employment Terminations.  A SeraCare Employee whose
                  -----------------------
employment by SeraCare terminates after the Distribution Date and who is subsequently employed by Life Sciences shall be deemed to be a Life Sciences Employee but effective only with respect to the period of time that he or she is actually employed by Life Sciences after the Distribution Date and any benefits that correspond to such period of employment (to the extent permitted by law and the terms of any Life Sciences Plan). A Life Sciences Employee whose employment by Life Sciences terminates after the Distribution Date and who is subsequently employed by SeraCare shall be deemed to be a SeraCare Employee but effective only with respect to the period of time that he or she is actually employed by SeraCare after the Distribution Date and any benefits that correspond to such period of employment (to the extent permitted by law and the terms of any SeraCare Plan).

                                  ARTICLE VII
                           MISCELLANEOUS PROVISIONS

     Section 7.1  Limitation of Liability. IN NO EVENT SHALL EITHER PARTY OR ITS
                  -----------------------
SUBSIDIARIES BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     Section 7.2  Effect If Separation And/Or Distribution Does Not Occur.  If
                  -------------------------------------------------------
the Separation and/or Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Separation Date and/or Distribution Date, or otherwise in connection with the Separation and/or Distribution, shall not be required except to the extent specifically agreed by Life Sciences and SeraCare.

     Section 7.3  Relationship Of Parties.  Nothing in this Agreement shall be
                  -----------------------
deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, the understanding and agreement being that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

     Section 7.4  Entire Agreement. This Agreement, the Separation Agreement,
                  ----------------
the other Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

     Section 7.5  Dispute Resolution.  Any and all controversies, disputes or
                  ------------------
claims arising out of, relating to, in connection with or resulting from this Agreement (or any amendment thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement, shall be deemed a Dispute as defined in Section 7.6 of the Separation Agreement and shall be resolved exclusively by, in accordance with, and subject to the limitations set forth in Section 7.6 of the Separation Agreement.

     Section 7.6  Governing Law. This Agreement shall be construed in accordance
                  -------------
with and all Disputes hereunder shall be governed by the laws of the State of California, excluding its conflict of law rules. The Superior Court of San Diego County and/or the United States District Court for the Southern District of California, San Diego Division, shall have jurisdiction and venue over all Disputes between the parties, subject to the provisions of Section 7.6 of the Separation Agreement.

     Section 7.7  Notices.  Any notice, demand, offer, request or other
                  -------
communication required or permitted to be given by either party pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) Business Day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) Business Day after being deposited with an overnight courier service or (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the attention of the party's Chief Executive Officer at the address of its principal executive office or such other address as a party may request by notifying the other party thereof in writing.

     Section 7.8  Counterparts. This Agreement, including the Schedules hereto
                  ------------
and the other documents referred to herein, may be executed in counterparts via facsimile or otherwise, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     Section 7.9  Binding Effect; Assignment.  This Agreement shall inure to the
                  --------------------------
benefit of and be binding upon the parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Except as herein specifically provided to the contrary, neither party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other party, and any such assignment shall be void; provided, however, that either party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party to which this Agreement relates.

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

     Section 7.10 Severability.  The parties hereto have negotiated and prepared
                  ------------
the terms of this Agreement in good faith with the intent that each and every one of the terms, covenants and conditions herein be binding upon and inure to the benefit of the respective parties. Accordingly, if any one or more of the terms, provisions, promises, covenants or conditions of this Agreement or the application thereof to any person or circumstance shall be adjudged to any extent invalid, unenforceable, void or voidable for any reason whatsoever by a court of competent jurisdiction, such provision shall be as narrowly construed as possible, and each and all of the remaining terms, provisions, promises, covenants and conditions of this Agreement or their application to other persons or circumstances shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. To the extent this Agreement is in violation of applicable law, then the parties agree to negotiate in good faith to amend the Agreement, to the extent possible consistent with its purposes, to conform to law.

     Section 7.11 Waiver of Breach.  The waiver by either party hereto of a
                  ----------------
breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

     Section 7.12 Authority.  Each of the parties hereto represents to the other
                  ---------
that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

     Section 7.13 Descriptive Headings.  The headings contained in this
                  --------------------
Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

     Section 7.14 Gender and Number.  Whenever the context of this Agreement
                  -----------------
requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

     Section 7.15 Additional Assurances.  Except as may be specifically provided
                  ---------------------
herein to the contrary, the provisions of this Agreement shall be self-operative and shall not require further agreement by the parties; provided, however, at the request of either party, the other party shall execute such additional instruments and take such additional acts as are reasonable, and as the requesting party may reasonably deem necessary, to effectuate this Agreement.

     Section 7.16 Amendment.  Life Sciences and SeraCare may mutually agree to
                  ---------
amend the provisions of this Agreement at any time or times, for any reason, either prospectively or retroactively, to such extent and in such manner as the parties mutually deem advisable. No change or amendment will be made to this Agreement, except by an instrument in writing signed by authorized individuals.

     Section 7.17 Force Majeure. Neither party shall be liable or deemed to be
                  -------------
in default for any delay or failure in performance under this Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either party's employees, or any other similar cause beyond the reasonable control of either party unless such delay or failure in performance is expressly addressed elsewhere in this Agreement.

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

     IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.


SERACARE, INC.                          SERACARE LIFE SCIENCES, INC.


By:    /s/ Barry Plost                  By:    /s/ Jerry L. Burdick
       ---------------------------             -------------------------------
Name:  Barry Plost                      Name:  Jerry L. Burdick
Title: Chief Executive Officer          Title: Executive Vice President


                [SIGNATURE PAGE TO EMPLOYEE MATTERS AGREEMENT]

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